SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the Appropriate Box:
/ / Preliminary Proxy Statement
/ / Confidential for Use of Commission Only
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                 TENGASCO, INC.
   --------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

   --------------------------------------------------------------------------
       (Name of person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box)
/x/ No Fee Required
/ / $125 per Exchange Act Rules-O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2) of Schedule 14A.
/ / Fee computed on table below per Exchange Act Rules 14A-6(i)(4) and O-11.

1)   Title of each class of securities to which each transaction applies:


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2)   Aggregate number of securities to which transaction applies:


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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)


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4)   Proposed maximum aggregate value of transaction.


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5)   Total fee paid.


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/ / Fee paid previously by written preliminary materials.
/ / check box if any part of the fee is offset as provided by Exhange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid
2) Form Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                                 TENGASCO, INC.
                                 603 MAIN AVENUE
                           KNOXVILLE, TENNESSEE 37902

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                  JUNE 27, 2003


TO THE STOCKHOLDERS:

         Notice is hereby given that the 2003 annual meeting of stockholders (the "Annual Meeting") of Tengasco, Inc. (the "Company") has been called for and will be held at 10:00 A.M., local time, on Friday, June 27, 2003, at the Westin New York Hotel at Times Square, Imperial Room, 4th Floor, 270 West 43rd Street, New York, New York 10036 for the following purposes:

         1. To elect Stephen W. Akos, Joseph E. Armstrong, Jeffrey R. Bailey, John A. Clendening, Robert L. Devereux, Bill L. Harbert, Peter E. Salas, Charles Stivers and Richard T. Williams to the Board of Directors to hold office until their successors shall have been elected and qualify;

         2. To ratify the appointment by the Board of Directors of BDO Seidman, LLP to serve as the independent certified public accountants for the current fiscal year; and

         3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 25, 2003 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's offices at 603 Main Avenue, Knoxville, Tennessee 37902, for ten (10) days prior to June 27, 2003.


                                 By Order of the Board of Directors

                                 Richard T. Williams, CHIEF EXECUTIVE OFFICER

Dated: May 23, 2003

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

                                 TENGASCO, INC.
                                 PROXY STATEMENT


                                     GENERAL

         This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Tennessee corporation (sometimes the "Company" or "Tengasco"), with offices located at 603 Main Avenue, Knoxville, Tennessee 37902, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on June 27, 2003 and at any adjournments thereof (the "Annual Meeting"). This proxy statement will be mailed to stockholders beginning approximately May 23, 2003. If a proxy in the accompanying form is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the President of the Company, or by a stockholder voting in person at the Annual Meeting.

         All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the Directors named therein and FOR the ratification of the selection by the Board of Directors of BDO Seidman, LLP, as the independent certified public accountants of the Company.

         A copy of the annual report of the Company for the fiscal year ended December 31, 2002 ("Fiscal 2002"), which contains financial statements audited by the Company's independent certified public accountants, accompanies this proxy statement.

         The cost of preparing, assembling and mailing this notice of meeting, proxy statement, the enclosed annual report and proxy will be borne by the Company. In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, telegraph, or cable. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the Common Stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF


         The Board of Directors has fixed the close of business on April 25, 2003 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at the Annual Meeting. Only stockholders on the Record Date will be able to vote at the Annual Meeting.

         As of the Record Date, 12,071,465 shares of the Company's common stock, $.001 par value per share ("Common Stock") are outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of Common Stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter which will be submitted to stockholders.

         Management knows of no business other than that specified in Items 1 and 2 of the Notice of Annual Meeting which will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

         The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of April 25, 2003 with these computations being based upon 12,071,465 shares of common stock being outstanding as of that date and as to each shareholder, as it may pertain, assumes the exercise of options or warrants or the conversion of convertible debt or preferred stock granted or held by such shareholder as of April 25, 2003.

                           FIVE PERCENT STOCKHOLDERS(1)
                           -------------------------

                                                              NUMBER OF SHARES            PERCENT  OF
NAME AND ADDRESS                    TITLE                     BENEFICIALLY OWNED             CLASS
----------------                    -----                     ------------------             -----
Malcolm E. Ratliff                  Stockholder                 2,709,549(2)                 22.3%
1200 Scott Lane
Knoxville, TN 37922

Dolphin Offshore                    Stockholder                 2,036,613(3)                 16.5%
Partners, L.P.
129 East 17th Street
New York, NY 10003



----------------
     (1) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power. The shares set forth in the table reflect the 5% stock dividend declared by the Company for shareholders of record as of September 4, 2001.

     (2) Malcolm E. Ratliff, formerly the Company's Chief Executive Officer and Chairman of the Board of Directors and a former Director of the Company, is the sole shareholder and President of Industrial Resources Corporation ("IRC"). Accordingly, IRC may be deemed to be an affiliate of the Company. Ratliff Farms, Inc. which is owned and controlled by Malcolm E. Ratliff and members of his family may also be deemed to be an affiliate of the Company. The shares listed here include 80,171 shares owned directly and an option to purchase 59,062 shares held by Malcolm E. Ratliff, 1,249,744 shares owned by IRC, 1,289,072 shares owned directly by Ratliff Farms, Inc. and 31,500 shares owned directly by a trust of which Linda Ratliff, Malcolm E. Ratliff's wife, is trustee and the children of Malcolm E. Ratliff are the beneficiaries. The shares listed here do not include shares of the Company owned directly by James Ratliff who is the father of Malcolm E. Ratliff or any entity of which he is the controlling person. The shares listed also do not include 373,900 shares directly owned by Dolphin Offshore Partners, L.P. ("Dolphin") which Dolphin granted IRC an option to purchase commencing April 11, 2003 and expiring on May 21, 2003 at a price of $2.386 per share. The general partner and controlling person of Dolphin is Peter Salas, a Director of the Company. In the event IRC does not exercise the option, Dolphin has the right to require IRC to purchase from it the same number of shares that are the subject of the option (373,900) at a price of $2.495 per share.

     (3) Consists of 1,739,720 shares held by Dolphin Offshore Partners, L.P. ("Dolphin") of which Peter E. Salas, a Director of the Company, is the general partner and controlling person; a warrant held by Dolphin to purchase 10,500 shares at $7.98 per share; 173,611 shares underlying a promissory convertible note held by Dolphin; and, 112,782 shares underlying 9,000 shares of the Company's Series B 8% Cumulative Convertible Preferred Stock held directly which is convertible into the Company's Common Stock at the rate of $7.98 per share.The shares listed include 373,900 shares held directly by Dolphin as to which Dolphin granted an option to Industrial Resources Corporation ("IRC") to purchase commencing on April 11, 2003 and expiring on May 21, 2003 at a price of $2.386 per share. Malcolm E. Ratliff, a former Director of the Company and formerly the Company's Chief Executive Officer and Chairman of the Board, is the sole shareholder and President of IRC. If the option is not exercised, Dolphin has the right to require IRC to purchase from it the same number of shares that are the subject of the option (373,900) at a price of $2.495 per share.

Bill L. Harbert                     Stockholder/                1,489,496(4)                 12.25%
820 Shades Creek Pkwy.              Director
Birmingham, AL 35209





                                 PROPOSAL NO. 1:

                              ELECTION OF DIRECTORS

GENERAL

     Article III, paragraph number 2 of the Company's By-Laws provides that the number of directors of the Company shall be a minimum of three (3) and a maximum of ten (10). The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. The Board of Directors consisted of nine (9) persons during Fiscal 2002 and nine (9) nominees for the Board are put forth before the stockholders for the Annual Meeting. Messrs. Stephen W.Akos, Joseph E. Armstrong, Jeffrey R. Bailey, John A. Clendedning, Robert L. Devereux, Bill L. Harbert, Peter E. Salas, Charles M. Stivers and Richard T. Williams who are all presently directors of the Company are up for re-election. Messrs. Armstrong, Harbert and Salas were elected by the stockholders at the Company's last annual meeting of stockholders held on June 27, 2002.

     The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified. There are no family relationships between executive officers or directors of the Company.

     Messrs. Akos, Armstrong, Bailey, Clendedning, Devereux, Harbert, Salas, Stivers and Williams are nominees for election as directors. Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.




----------
     (4) Consists of 1,404,942 shares held directly, 71,429 shares underlying 5,000 shares of the Company's Series A 8% Cumulative Convertible Preferred Stock held directly which is convertible into the Company's Common Stock and an option to purchase 13,125 shares.

BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Although only two (2) members of the Board are involved in day-to-day operating details, the other members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings. The Board of Directors held six (6) meetings in Fiscal 2002. All directors, except Bill L. Harbert, attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2002.

         COMMITTEES

     The Company's Board has operating compensation, audit, and stock option committees. It does not have a nominating committee or a committee performing the functions of a nominating committee.

                  COMPENSATION COMMITTEE

     In Fiscal 2002, the members of the Compensation Committee were Joseph E. Armstrong, Bill L. Harbert, Charles M. Stivers, Benton L. Becker and Malcolm E. Ratliff. The current members of the Compensation Committee are Stephen W. Akos, John A. Clendening and Mr. Stivers with Mr. Clendening acting as Chairman. The Compensation Committee's functions, in conjunction with the Board of Directors, are to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company. The Compensation Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Compensation Committee met one time in Fiscal 2002.

                       COMPENSATION COMMITTEE INTERLOCKING
                       AND INSIDER PARTICIPATION

     No interlocking relationship existed or exists between any member of the Company's Compensation Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation Committee is an officer or an employee of the Company.

                  AUDIT COMMITTEE

         The Audit Committee during Fiscal 2002 was comprised of three non-employee directors, Messrs. Stivers and Harbert and Robert D. Hatcher, Jr., a former Director of the Company. After Dr. Hatcher resigned as a Director, Richard T. Williams replaced him as a member of the Committee. The present members of the Audit Committee are Messrs. Stivers, Akos and Clendening. Mr. Stivers is the Chairman of the Committee and has also been designated by the Company as the financial expert of the Committee. Each of the members of the Audit Committee meets the independence and experience requirements of the applicable laws, regulations and stock market rules, including the Sarbanes-Oxley Act, regulations and rules promulgated by the Securities and Exchange Commission and the American Stock Exchange. The Audit Committee adopted an Audit Committee Charter during Fiscal 2000. The Audit Committee's functions are to review with management and the Company's independent auditors, the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements; to review major changes to the Company's auditing and accounting principles and practices suggested by the independent auditors; to monitor the independent auditor's relationship with the Company; to advise and assist the Board of Directors in evaluating the independent auditor's examination; to supervise the Company's financial and accounting organization and financial reporting, and, to nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed. In addition, the Audit Committee has the responsibility to review and consider fee arrangements with, and fees charged by, the Company's independent auditors. The Audit Committee met four times in Fiscal 2002 and recently met with the Company's auditors to discuss the audit of the Company's year end financial statements for 2002.


                           AUDIT COMMITTEE REPORT


         The Audit Committee has:

                  (a) Reviewed and discussed the Company's unaudited financial statements for the first three quarters of Fiscal 2002 and the Company's audited financial statements for the year ended December 31, 2002 with the management of the Company and the Company's independent auditors.

                  (b) Discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company's financial statements; and

                  (c) Received the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements.

         Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2002 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended December 31, 2002 to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Audit Committee also recommended the reappointment of the Company's independent auditors, BDO Seidman LLP and the Board of Directors concurred in such recommendation.

                                                  Members of the Audit Committee

                                                  Charles M. Stivers
                                                  Stephen W. Akos
                                                  John A. Clendening


                  STOCK OPTION COMMITTEE

         The Stock Option Committee was formed to administer the Tengasco, Inc. Stock Incentive Plan which was adopted by the Board of Directors on October 25, 2000. During Fiscal 2002 the Stock Option Committee was comprised of Messrs. Becker, Stivers and Williams. When Mr. Becker resigned as a Director he was replaced on the Committee by Peter E. Salas. The present members of the Stock Option Committee are Messrs. Akos, Clendening and Robert L. Devereux with Mr. Devereux acting as Chairman. Each member of the Stock Option Committee during Fiscal 2002 and as the Committee is presently constituted were and are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights ("SARs"), under the Tengasco, Inc. Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an incentive or a nonqualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Tengasco, Inc. Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Plan. During Fiscal 2002 the Stock Option Committee held two (2) meetings and granted options to purchase 160,742 shares of the Company's Common Stock to thirty-eight (38) individuals including options to the following former and current Directors and Officers of the
Company: options to purchase 13, 125 shares to Jeffrey R. Bailey, Bill L. Harbert, Charles M. Stivers, Richard T. Williams, Robert M. Carter and Benton L. Becker; 10,500 shares to Joseph E. Armstrong; 9,187 shares to Mark A. Ruth; 7,875 shares to Cary V. Sorensen; 6,562 shares to Malcolm E. Ratliff; 5,248 shares to Joy Pickney; and, 3,937 shares to Sheila Sloan.


                  OTHER COMMITTEES

         The Company's Board also has operating field safety and frontier exploration committees. Messrs. Williams, Armstrong and Bailey comprise the field safety committee; and Messrs. Williams, Bailey and Clendening comprise the frontier exploration committee.

         There is no understanding or arrangement between any director or any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.


         BENEFICIAL OWNERSHIP

         The following table sets forth information, as of the Record Date with respect to the beneficial ownership of the Company's Common Stock by the executive officers, directors and nominee-directors of the Company and the directors, nominee-directors and officers of the Company as a group.(5)

-------------
     (5) Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power. The shares set forth in the table reflect the 5% stock dividend declared by the Company for shareholders of record as of September 4, 2001.

                                              NUMBER OF SHARES      PERCENT
NAME AND ADDRESS                 TITLE       BENEFICIALLY OWNED     OF CLASS
----------------                 -----       ------------------     --------
Stephen W. Akos                  Director           23,439(6)       Less than 1%
8000 Maryland Avenue
St. Louis, MO 63105

Joseph Earl Armstrong            Director           57,450(7)       Less than 1%
4708 Hilldale Drive
Knoxville, TN 37914

Jeffrey R. Bailey                Director;          18,125(8)       Less than 1%
2306 West Gallaher Ferry         President
Knoxville, TN 37932

John A. Clendening               Director              -0-          -0-
1031 Saint Johns Drive
Maryville, TN 37801

Robert L. Devereux               Director           56,882(9)       Less than 1%
10 South Brentwood Blvd.
St. Louis, MO 63105

Bill L. Harbert                  Director        1,489,496(10)      12.25%
820 Shades Creek Pkwy.
Birmingham, AL 35209

------------
     (6) Consists of 14,081 shares held directly (certain of which are jointly owned with spouse) and 9,358 shares underlying convertible promissory notes owned with his spouse and by a limited partnership. Shares underlying note held by limited partnership has been adjusted to reflect his ownership interest in the limited partnership.

     (7) Consists of 4,950 shares held directly and options to purchase 52,500 shares.

     (8) Consists of 5,000 shares held directly and an option to purchase 13,125 shares.

     (9) Consists of 34,562 shares held directly with his spouse; 12,448 shares underlying a convertible note held with his spouse; 6,753 shares owned by a limited liability company; and, 3119 shares underlying a convertible promissory note held by a limited liability company. Shares owned by the limited liability company and underlying note held by the limited liability company have been adjusted to reflect his ownership interest in the limited liability company.

     (10) Consists of 1,404,942 shares held directly, 71,429 shares underlying 5,000 shares of the Company's Series A 8% Cumulative Convertible Preferred Stock held 9 directly which is convertible into the Company's Common Stock at the rate of $7.00 per share and an option to purchase 13,125 shares.

Peter E. Salas                   Director        2,036,613(11)      16.7%
129 East 17th Street
New York, NY 10003

Charles M. Stivers               Director           13,125(12)      Less than 1%
420 Richmond Road
Manchester, KY 40962

Richard T. Williams              Director;          13,125(13)      Less than 1%
4477 Deer Run Drive              Chief Executive
Louisville, TN                   Officer

Robert M. Carter                 President           8,071(14)      Less than 1%
760 Prince Georges Parish        Tengasco Pipeline
Knoxville, TN 37922              Corporation

Mark A. Ruth                     Chief Financial    45,937(15)      Less than 1%
9400 Hickory Knoll Lane          Officer
Knoxville, TN 37931

Cary V. Sorensen                 General Counsel;   39,375(16)      Less than 1%
456 Boxwood Square               Secretary
Knoxville, TN 37919

------------
     (11) Consists of 1,739,720 shares held by Dolphin Offshore Partners,
L.P. ("Dolphin") of which Peter E. Salas is the general partner and controlling person; a warrant held by Dolphin to purchase 10, 500 shares at $7.98 per share; 173,611 shares underlying a promissory convertible note held by Dolphin; and, 112,782 shares underlying 9,000 shares of the Company's Series B 8% Cumulative Convertible Preferred Stock held directly which is convertible into the Company's Common Stock at the rate of $7.98 per share. The shares listed include 373,900 shares held directly by Dolphin as to which Dolphin granted an option to Industrial Resources Corporation ("IRC") to purchase commencing on April 11, 2003 and expiring on May 21, 2003 at a price of $2.386 per share. Malcolm E. Ratliff, a Director of the Company and formerly the Company's Chief Executive Officer and Chairman of the Board, is the sole shareholder and President of IRC. If the option is not exercised, Dolphin has the right to require IRC to purchase from it the same number of shares that are the subject of the option (373,900) at a price of $2.495 per share.

     (12)  Consists of shares underlying an option.

     (13)  Consists of shares underlying an option.

     (14) Consists of 7,696 shares held directly and options to purchase 60,375 shares.

     (15)  Consists of shares underlying options.

     (16)  Consists of shares underlying options.

Sheila F. Sloan                  Treasurer          21,787(17)      Less than 1%
121 Oostanali Way
Loudon, TN 37774

All Officers and                                 3,883,425(18)      30.8%
Directors as a group


         CHANGES IN CONTROL

         Except as indicated below, to the knowledge of the Company's management, there are no present arrangements or pledges of the Company's securities which may result in a change in control of the Company.


         BACKGROUND OF  DIRECTORS

         The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

         Stephen W. Akos is 49 years old. He has over twenty years experience in the financial services industry with an expertise in fixed income securities. Since August of 2000, he has been First Vice President, Institutional Fixed Income Sales, Robert W. Baird & Co., St. Louis, Missouri. Prior to 2000, he held executive positions with Mercantile Bank and Mark Twain Bank since 1993. Before 1993 he was a broker and held a series of executive positions at brokerage firms Dean Witter, Shearson Lehman Hutton, Drexel Burnham Lambert, and Kidder Peabody in St. Louis. He received an MBA in Finance from Washington University in 1979, and a B.S. in Business Administration, Accounting, from Washington University in 1976. He has been a shareholder of the Company for approximately six years. He was elected as a Director of the Company on February 28, 2003.

         Joseph Earl Armstrong is 46 years old and a resident of Knoxville, Tennessee. He is a graduate of the University of Tennessee and Morristown College where he received a Bachelor of Science Degree in Business Administration. From 1988 to the present, he has been an elected State Representative for Legislative District 15 in Tennessee. He has served as Director of the Company since 1997.

     --------

     (17) Consists of 2,100 shares held directly and options to purchase 19,687 shares.

     (18) Consists of shares held directly and indirectly by management, shares held by Dolphin, 270,374, shares underlying options, 10,500 shares underlying warrants, 198,536 shares underlying convertible promissory notes and 182,411 shares underlying convertible preferred stock.

         Jeffrey R. Bailey is 45 years old. He graduated in 1980 from New Mexico Institute of Mining and Technology with a B.S. degree in Geological Engineering. Upon graduation he joined Gearhart Industries as a field engineer working in Texas, New Mexico, Kansas, Oklahoma and Arkansas. Gearhart Industries later merged with Halliburton Company. In 1993 after 13 years working in various field operations and management roles primarily focused on reservoir evaluation, log analysis and log data acquisition he assumed a global role with Halliburton as a Petrophysics instructor in Fort Worth, Texas. His duties were to teach Halliburton personnel and customers around the world log analysis and competition technology and to review analytical reservoir problems. In this role Mr. Bailey had the opportunity to review reservoirs in Europe, Latin America, Asia Pacific and the Middle East developing a special expertise in carbonate reservoirs. In 1997 he became technical manager for Halliburton in Mexico focusing on finding engineering solutions to the production challenges of large carbonate reservoirs in Mexico. He joined the Company as its Chief Geological Engineer on March 1, 2002. He was elected as President of the Company on July 17, 2002 and as a Director on February 28, 2003.

         Dr. John A. Clendening is 70 years old. He received B.S. (1958), M.S.
(1960) and Ph. D. (1970) degrees in geology from West Virginia University. He was employed as a Palynologist-Coal Geologist at the West Virginia Geological Survey from 1960 until 1968. He joined Amoco in 1968 and remained with Amoco as a senior geological associate until 1972. Dr. Clendening has served as President and other offices of the American Association of Stratigraphic Palynologists and the Society of Organic Petrologists. From 1992 - 1998 he was engaged in association with Laird Exploration Co., Inc. of Houston, Texas, directing exploration and production in south central Kentucky. In 1999 he purchased all the assets of Laird Exploration in south central Kentucky and operates independently. While with Amoco Dr. Clendening was instrumental in Amoco's acquisition in the early 1970's of large land acreage holdings in Northeast Tennessee, based upon his geological studies and recommendations. His work led directly to the discovery of what is now the Company's Paul Reed # 1 well. He further recognized the area to have significant oil and gas potential and is credited with discovery of the field which is now known as the Company's Swan Creek Field. Dr. Clendening previously served as a Director of the Company from September 1998 to August 2000. He was again elected as a Director of the Company on February 28, 2003.

         Robert L. Devereux is 42 years old. He graduated in 1982 from St. Louis University with a Bachelor's Degree in Business Administration with a major in finance. He received his law degree from St. Louis University in 1985. For the past eighteen years, Mr. Devereux has been actively engaged in the practice of law, specializing in commercial litigation. Since 1994, he has been a principal in the law firm of Devereux Murphy LLC located in St. Louis, Missouri. For the past eight years Mr. Devereux has also been a principal of and has served as the Chief Executive Officer of Gateway Title Company, Inc. He was elected as a Director of the Company on February 28, 2003.

         Bill L. Harbert is 79 years old. He earned a B.S. degree in civil engineering from Auburn University in 1948. In 1949 he was one of the founders of Harbert Construction Company. He managed that company's construction operations, both domestic and foreign, and served as its Executive Vice-President until 1979. From 1979 until July, 1990 he served as President and Chief Operating Officer and from July 1990 through December 1991 he served as Vice Chairman of the Board of Harbert International, Inc. He then purchased a majority of the international operations of Harbert International, Inc. and formed Bill Harbert International Construction, Inc. He served as Chairman and Chief Executive Officer of that corporation until retiring from the company in 2000. Mr. Harbert's companies built pipeline projects in the United States and throughout the world. They also built many other projects including bridges, commercial buildings, waste water treatment plants, airports, including an air base in Negev, Israel and embassies for the United States government in, among other places, Tel Aviv, Hong Kong, and Baku. Mr. Harbert has also served as president (1979) and Director (1980) of the Pipe Line Contractors Association, USA and for seven years as Director, Second Vice-President and First Vice-President (2001-2002) of the International Pipe Line Contractors Association. Mr. Harbert has been active in service to a variety of business associations, charities and the arts in the Birmingham area for many years. He was elected as a Director of the Company on April 2, 2002.

         Peter E. Salas is 48 years old. He has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988. Prior to establishing Dolphin, he was with J.P. Morgan Investment Management, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research. He received an A.B. degree in Economics from Harvard in 1976. Mr. Salas was elected to the Board of Directors on October 8, 2002.

         Charles M. Stivers is 40 years old. He is a Certified Public Accountant with 18 years accounting experience. In 1984 he received a B.S. degree in accounting from Eastern Kentucky University. From 1983 through July 1986 he served as Treasurer and CEO for Clay Resource Company. From August 1986 through August 1989 he served as a senior tax and audit specialist for Gallaher and Company. From September 1989 to date he has owned and operated Charles M. Stivers, C.P.A., a regional accounting firm. Mr. Stiver's firm specializes in the oil and gas industry and has clients in eight states. The oil and gas work performed by his firm includes all forms of SEC audit work, SEC quarterly financial statement filings, oil and gas consulting work and income tax services. Mr. Stiver's firm has also represented oil and gas companies with respect to Federal and State income tax disputes in 15 states over the past 12 years. In September 2001, he was elected as a director of the Company and is the chairman of the Company's audit committee.

         Dr. Richard T. Williams is 52 years old. He has been a member of the faculty of the Department of Geological Sciences at The University of Tennessee in Knoxville, Tennessee, since 1987, after holding faculty positions at West Virginia University and the University of South Carolina since 1979. He has been engaged in reflection seismology and geophysical studies in the Appalachian Overthrust since 1980. He earned his Ph.D.

in Geophysics from Virginia Tech in 1979. Dr. Williams was elected to the Board of Directors of the Company effective June 28, 2002. He was appointed Chief Operating Officer of the Company on January 10, 2003, and on February 3, 2003, he was elected Chief Executive Officer of the Company.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         In fiscal 2002, Malcolm E. Ratliff, formerly a Director of the Company and its Chief Executive Officer in 2002, failed to timely file one Form 4 Report involving two transactions. Mr. Ratliff also recently filed an untimely Form 5 Report which indicated he failed to file Form 4 Reports for two transactions, one in October 2002 and the other in December 2002. Benton L. Becker, who was a Director of the Company in 2002, also failed to timely file one Form 4 Report involving three transactions.

         FAMILY RELATIONSHIPS

         There are no family relationships between any of the present directors or executive officers of the Company.

         INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's Common Stock is a party adverse to the Company or has a material interest adverse to the Company in any legal proceeding. In addition, to the knowledge of management, during the past five years, no present or former director, executive officer, affiliate or person nominated to become a director of the Company:

         (1) Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

         (2) Was convicted in a criminal proceeding or named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

         (3) Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

         (4) Was found by a court of competent jurisdiction in a civil action, by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been subsequently reversed, suspended, or vacated.

EXECUTIVE COMPENSATION

         The following sets forth a summary of all compensation awarded to, earned or paid to, and options granted to, repriced or exercised by, the Company's Chief Executive Officer during fiscal years ended December 31, 2002, December 31, 2001 and December 31, 2000. During that period, none of the Company's other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity.

                           SUMMARY COMPENSATION TABLE

                                                                                  -----------LONG TERM AWARDS-----
                                      ANNUAL COMPENSATION         -----------AWARDS----PAYOUTS
------------------------------------------------------------------------------------------------------------------------------------
Name and                       YEAR   SALARY ($)  BONUS ($)   OTHER ANNUAL    RESTRICTED     SECURITIES      PAYOUTS     ALL OTHER
Principal Position                                            COMPENSATION($) STOCK          UNDERLYING                  COMPEN-
                                                                              AWARDS($)      OPTIONS                     ON
                                                                                             /SARS(#)
------------------------------------------------------------------------------------------------------------------------------------
Malcolm E. Ratliff,            2002   $ 80,000    $-0-        $ -0-           -0-            59,062(20)      -0-         -0-
Chief Executive Officer(19)    2001   $ 80,000    $-0-        $1,000          -0-            52,500          -0-         -0-
                               2000   $ 70,000    $-0-        $  500          -0-            52,500          -0-         -0-
------------------------------------------------------------------------------------------------------------------------------------


--------------
         (19) Malcolm E. Ratliff served as the Company's Chief Executive Officer throughout 2002. Richard T. Williams, the Company's current Chief Executive Officer replaced Mr. Ratliff on February 3, 2003.

         (20) Number of shares underlying options has been retroactively adjusted for a 5% stock dividend declared by the Company as of September 4, 2001.

         REPRICING OF OPTIONS IN FISCAL 2002

         The Company did not adjust or amend the exercise price of any options previously granted to any of its Directors or Executive Officers during Fiscal 2002.

         OPTION GRANTS FOR FISCAL 2002

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Potential Realizable Value
                                                                                        At Assumed Annual Rates of
                                                                                        Stock Price Appreciation
                           INDIVIDUAL GRANTS                                            FOR OPTION TERM

Name                Number of Securities      Percent of Total      Exercise or     Expiration      5%($)         10% ($)
                    Underlying                Options/SARs          Base Price      Date
                    Options/SARs              Granted to            ($/Sh)
                    Granted (#)               Employees in Fiscal
                                              2002
------------------------------------------------------------------------------------------------------------------------------------
Malcolm E.                6,562                        4%           $2.86           8/4/05          $2,952        $6,233
Ratliff
------------------------------------------------------------------------------------------------------------------------------------

         None of the Company's other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity during the fiscal year ended December 31, 2002.

         AGGREGATE OPTION EXERCISES FOR FISCAL 2002
         AND YEAR END OPTION VALUES

                                                            -------------------------------------------------------
                                                            NUMBER OF SECURITIES(21)    VALUE(22) of Unexercised
                                                            Underlying Unexercised      In-the-Money
                                                            Options/SARs at             Options/SARs at
                                                            December 31, 2002           December 31, 2002
-------------------------------------------------------------------------------------------------------------------
         NAME              SHARES ACQUIRED   VALUE ($)      EXERCISABLE/                       EXERCISABLE/
                             ON EXERCISE     REALIZED(23)   UNEXERCISABLE                      UNEXERCISABLE

MALCOLM E. RATLIFF               -0-              -0-         59,062/-0-                          $-0-/-0-
-------------------------------------------------------------------------------------------------------------------

------------
         (21) Number of shares underlying the unexercised options has been retroactively adjusted for a 5% stock dividend declared by the Company as of September 4, 2001.

         (22) Unexercised options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option. The fair market value of the Common Stock was $1.10 per share on December 31, 2002, as reported by The American Stock Exchange. The exercise price of the unexercised options granted to Malcolm E. Ratliff, the Chief Executive Officer of the Company, were $8.69 and $2.86 per share. As a result, the unexercised options have a negative value.

         (23) Value realized in dollars is based upon the difference between the fair market value of the underlying securities on the date of exercise, and the exercise price of the option.

         No options were exercised during fiscal year ended December 31, 2002 by the Chief Executive Officer. None of the Company's other executive officers earned compensation in excess of $100,000 per annum for services rendered to the Company in any capacity.

         The Company adopted an employee health insurance plan in August 2001. The Company does not presently have a pension or similar plan for its directors, executive officers or employees. Management is considering adopting a 401(k) plan and full liability insurance for directors and executive officers. However, there are no immediate plans to do so at this time.

         COMPENSATION OF DIRECTORS

         The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, however, have waived such fees due to them as of this date for prior meetings.

           Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time. The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

         Directors who are on the Company's Audit, Compensation and Stock Option Committees are independent and therefore, do not receive any consulting, advisory or compensatory fees from the Company. However, such Board members may receive fees from the Company for their services on those committees. The Company intends to implement a plan for the payment of those committee members for their services on an annual basis.

         EMPLOYMENT CONTRACTS

         The Company has entered into an employment contract with its Chief Executive Officer, Richard T. Williams, for a period of two years through December 31, 2004 at an annual salary of $80,000. There are presently no other employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long term contracts to directors, executive officers or key employees in the future.

CERTAIN TRANSACTIONS

         TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Except as set forth hereafter, there have been no material transactions, series of similar transactions or currently proposed transactions during 2002, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

         On January 21, 2002 and April 9, 2002, Bill L. Harbert, who owns more than ten percent of the Company's outstanding Common Stock and is now a Director of the Company, but was not at that time, in two private placements purchased 100,000 shares of the Company's common stock on each of those dates, at prices of $6.32 and $4.80 per share, respectively. The proceeds from those private placements were used as working capital to fund the Company's day to day operations.

         On October 7, 2002, Dolphin Offshore Partners, L.P. ("Dolphin) which owns more than ten percent of the Company's outstanding Common Stock and whose general partner, Peter E. Salas, is a Director of the Company, in consideration of a loan to the Company was issued an unsecured convertible promissory note by the Company in the principal amount of $500,000 bearing 8% interest, with payments of interest only payable quarterly and the principal payable January 4, 2004. The principal amount of the note is convertible into Common Stock of the Company at the rate of $2.88 per share. The proceeds from this note were used to provide working capital for the Company's operations.

         In August 2002, Dolphin purchased 650,000 shares of the Company's Common Stock in an open market transaction. In connection with that purchase, Dolphin entered into an agreement which was later amended on October 11, 2002 with Industrial Resources Corporation ("IRC"), which owns more than ten percent of the Company's outstanding Common Stock and whose sole shareholder and President, Malcolm E. Ratliff, was at the time of this transaction the Company's Chief Executive Officer and a Director of the Company. Pursuant to that agreement, Dolphin granted IRC an option commencing on April 11, 2003 and expiring on May 12, 2003 to purchase up to 373,900 shares of the Company's Common Stock that had been purchased by Dolphin at a price of $2.386 per share, and if the option is not exercised during the option period IRC is then required to purchase from Dolphin the same number shares that had been the subject of the option at price of $2.495 per share. The Company is not a party to the agreement between IRC and Dolphin concerning shares of the Company owned by Dolphin, and there is no effect upon the Company based in any way upon the performance or nonperformance of that agreement.

         On December 4, 2002, Dolphin loaned the Company the sum of $250,000 which funds were used to pay the principal and interest due that month from the Company to Bank One and to provide working capital for the Company. The Company issued a promissory note to Dolphin bearing interest at the rate of 12% per annum, with payments of interest only payable quarterly and the principal balance payable on January 4, 2004.

         On January 8, 2003, Bill L.Harbert, a Director of the Company, purchased 227,275 shares of the Company's Common Stock from the Company in a private placement at a price of $1.10 per share. The proceeds from this sale were used by the Company to pay the principal and interest due to Bank One for January, 2003 and to provide working capital for the Company's operations.

         On February 3, 2003 and February 28, 2003, Dolphin loaned the Company the sum of $250,000 on each such date which the Company used to pay the principal and interest due to Bank One for February and March 2003 and for working capital. Each of these loans is evidenced by a separate promissory note each bearing interest at the rate of 12% per annum, with payments of interest only payable quarterly and the principal balance payable on January 4, 2004.

         Each of the three loans made by Dolphin set forth above are secured by an undivided 10% interest in the Company's Tennessee and Kansas pipelines.

         INDEBTEDNESS OF MANAGEMENT

         No officer, director or security holder known to the Company to own of record or beneficially more than 5% of the Company's common stock or any member of the immediate family of any of the foregoing persons is indebted to the Company.

         PARENT OF THE ISSUER

         The Company does not have a parent.

         PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return on the Company's common stock with the cumulative total stockholder return of (1) the American Stock Exchange Index and (2) the Standard Industrial Code Index for the Crude Petroleum and Natural Gas Industry based on 187 different companies, assuming an investment in each of $100 on December 21, 1999, the date on which the Company's Common Stock began trading on the American Stock Exchange.


                        COMPARE CUMULATIVE TOTAL RETURN
                          AMONG TENGASCO INCORPORATED
                      AMEX MARKET INDEX AND SIC CODE INDEX

                   12/21/99   12/31/99   3/31/00     6/30/00    9/30/00   12/31/00    3/31/01    6/30/01     9/30/01    12/31/01
                   -----------------------------------------------------------------------------------------------------------------
TENGASCO INCORP     100.00      89.47      73.16      76.84       74.22     105.26      96.42     113.43       80.50      73.24
SIC CODE INDEX      100.00     100.00     105.59     119.93      120.59     125.71     119.75     122.56      110.78     116.02
AMEX MARKET IND     100.00     100.00     111.37     103.29      105.87      95.75      93.35     100.03       78.98      91.46

                    3/31/02     6/30/02    9/30/02    12/31/02
                    ------------------------------------------
TENGASCO INCORP       52.10      24.77       25.65       9.73
SIC CODE INDEX       130.15     132.45      116.58     125.40
AMEX MARKET IND       92.67      92.15       85.79      87.81

                     ASSUMES $100 INVESTED ON DEC. 21, 1999
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2002

BOARD RECOMMENDATION AND VOTE REQUIRED

         For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director nominee, as each abstention would be one less vote in favor of a director nominee. The Board of Directors recommends that stockholders vote "FOR" the Nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the Nominees set forth above.

                                 PROPOSAL NO. 2

                          RATIFICATION OF SELECTION OF
                    BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS

         The Board of Directors has selected the firm of BDO Seidman, LLP, independent certified public accountants, to audit the accounts for the Company for fiscal year ending December 31, 2003 ("Fiscal 2003"). The firm of BDO Seidman, LLP has audited the Company's financial statements for the past six (6) fiscal years. The Company is advised that neither BDO Seidman, LLP nor any of its partners has any material direct or indirect relationship with the Company. The Board of Directors considers BDO Seidman, LLP to be well qualified for the function of serving as the Company's auditors. Tennessee law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

AUDIT AND NON-AUDIT FEES

         AUDIT FEES

         The aggregate fees billed by BDO Seidman LLP for professional services rendered for the audit of the Company's annual financial statements for fiscal year 2002 and the reviews of the financial statements included in the Company's Forms 10-Q and Form 10-K for the year ending December 31, 2002 was approximately $110,000. None of the hours expended on the engagement to audit the Company's financial statements for fiscal year 2002 were attributed to work performed by persons other than BDO Seidman LLP's full-time, permanent employees.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed for professional services rendered for information technology services related to financial information systems design and implementation by BDO Seidman LLP for fiscal year 2002.

         ALL OTHER FEES

         The aggregate fees billed for services rendered by BDO Seidman LLP other than for the services described above, including tax consulting, permitted internal audit outsourcing and other non-audit services, for fiscal year 2002 was approximately $3,000. No other fees were paid to BDO Seidman LLP during fiscal year 2002. Upon consideration, the Audit Committee determined that the provision of the services other than the audit services is compatible with maintaining BDO Seidman LLP's independence.

BOARD RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors recommends that you vote in favor of the above proposal in view of the quality of the services provided by BDO Seidman, LLP, its outstanding reputation as a leading audit firm and its familiarity with the Company's financial and other affairs due to its previous service as auditors for the Company.

         A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

         Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent certified public accountants for Fiscal 2002. Shares voted as abstaining will count as votes cast. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

                             STOCKHOLDERS' PROPOSALS

         Proposals of stockholders intended to be presented at the Company's next annual meeting must be received in writing by the President of the Company at its offices by January 15, 2004 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

                                            By Order of the Board of Directors

                                            Cary V. Sorensen, SECRETARY

                                 TENGASCO, INC.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Richard T. Williams and Cary V. Sorensen as proxies (the "Proxies"), each with power of substitution and resubstitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the "Company") held of record by the undersigned on April 25, 2003 at the Annual Meeting of stockholders to be held at the Westin New York Hotel at Times Square, Imperial Room, 4th Floor, New York, New York 10036, on Friday, June 27, 2003, at 10:00 A.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

PLEASE MARK BOXES /  / IN BLUE OR BLACK INK.

1. Election of Directors: Stephen W. Akos, Joseph E. Armstrong, Jeffrey R. Bailey, John A. Clendening, Robert L. Devereux, Bill L. Harbert, Peter E. Salas, Charles M. Stivers and Richard T. Wiliams.
         (MARK ONLY ONE OF THE TWO BOXES FOR THIS ITEM)

         / / VOTE FOR all nominees named above except those who may be named on these two lines:

         ----------------------------------------------------------------------


         ----------------------------------------------------------------------

                                      (OR)

         / / VOTE WITHHELD as to all nominees named above.

2. Proposal to ratify appointment of BDO Seidman, LLP as the Company's independent certified public accountants:

         FOR   /   /       AGAINST       /   /       ABSTAIN          /   /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted "FOR" Proposals 1 and 2.

         PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

         PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.



                                           Dated: _______________________ , 2003


                                           X ____________________________
                                                       Signature


                                           X _____________________________
                                                      Print Name(s)


                                           X ____________________________
                                              Signature, if held jointly

                               TENGASCO LETTERHEAD

                                                     May 23, 2003


Dear Tengasco Stockholders:

         You are cordially invited to attend the Annual Meeting of Stockholders of Tengasco, Inc. (the "Company"), to be held on Friday, June 27, 2003, at 10:00 a.m. at the Imperial Room, 4th Floor of the Westin New York Hotel at Times Square, 270 West 43rd Street, New York, New York 10036. The accompanying Notice of Annual Meeting of Shareholders and the Proxy Statement describe the matters to be acted upon at the meeting. We urge you to read this information carefully. Also included in this package is the Company's 2002 Annual Report. The Annual Report is in summary form, and contains our letter to stockholders and highlights of operations. You will find the Company's audited consolidated financial statements included as part of the Annual Report. We have also included in this package a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 previously filed with the Securities and Exchange Commission. The 10-K Report will provide you with a more detailed discussion of the matters in the Annual Report, as well as other items, including, Management's Discussion and Analysis of the Company's Financial Condition and Results of Operation. Finally, we have included in this package a copy of the Company's Quarterly Report on Form 10-Q for the quarter ending March 31, 2003 filed with the Securities and Exchange Commission.

         After reading the Proxy Statement and other enclosed materials, please mark, date, sign and return, at an early date, the enclosed proxy card in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON. Regardless of the number of shares you own, your vote on these matters is important. On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


                                                     Sincerely,


                                                     Richard T. Williams,
                                                     Chief Executive Officer